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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 May 6, 2003

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Earnings release dated May 6, 2003 for the three and nine months ended March 31, 2003.

Item 9. Regulation FD Disclosure.

        On May 6, 2003, Myriad Genetics, Inc. announced its financial results for the three and nine months ended March 31, 2003. The earnings release for the interim periods is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

        In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc. (Registrant)
Date: May 6, 2003	By:	/s/ PETER D. MELDRUM Peter D. Meldrum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release dated May 6, 2003 for the three and nine months ended March 31, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX